==============================================================================
    As filed with the Securities and Exchange Commission on December 29, 1999
                   Securities Act Registration No. 333-91887
==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               Amendment No. 1 to
                                    FORM S-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                COLUMBIA BANCORP
                        ---------------------------------------------
             (Exact name of registrant as specified in its charter)

                   Maryland                                     6022                                       52-1545782
-----------------------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction of incorporation  (Primary Standard Industrial Classification  (I.R.S. Employer Identification Number)
                 or organization)                            Code Number)

             10480 Little Patuxent Parkway, Columbia, Maryland 21044
                                 (410) 465-4800
         --------------------------------------------------------------
          (Address, including ZIP Code, and telephone number, including area code, of registrant's principal executive offices)

                                John M. Bond, Jr.
                      President and Chief Executive Officer
                                Columbia Bancorp
                          10480 Little Patuxent Parkway
                            Columbia, Maryland 21044
                                 (410) 465-4800
          ------------------------------------------------------------
            (Name, address, including ZIP Code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

   James J. Winn, Jr., Esquire                Stephen C. Hosea, Esquire
Piper Marbury Rudnick & Wolfe LLP        McNamee, Hosea, Jernigan & Kim, P.A.
     36 South Charles Street                   6411 Ivy Lane, Suite 200
   Baltimore, Maryland  21201                 Greenbelt, Maryland  20770
         (410) 539-2530                            (301) 441-2420

                                    PART II

             INFORMATION NOT REQUIRED IN PROXY STATEMENT/PROSPECTUS



Item 21.  Exhibits and Financial Statements.

 2.1 Plan and Agreement to Merge, dated September 28, 1999, among Columbia Bancorp and Suburban Bancshares, Inc., previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Form 8-K filed by Columbia Bancorp on October 4, 1999.
 2.2 First Amendment to Plan and Agreement to Merge, dated November 24, 1999, among Columbia Bancorp and Suburban Bancshares, Inc.*
 3.1 Form of Restated Articles of Incorporation of Columbia Bancorp, restated as of December 31, 1995, previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Annual Report on Form 10-KSB for fiscal year ended December 31, 1995 (File No. 0-23402).
 3.2 Form of Amended and Restated By-Laws of Columbia Bancorp, restated as of September 27, 1999, previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Form 8-K filed by Columbia Bancorp on October 4, 1999.
 5.1  Opinion of Piper Marbury Rudnick & Wolfe LLP re: legality.**
 8.1  Opinion of Piper Marbury Rudnick & Wolfe LLP re: tax matters.**
10.1 Form of the Company's 1987 Stock Option Plan, as amended April 17, 1990, December 18, 1995, and February 24, 1997, previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1996 (File No. 0-23402).
10.1a Amendment dated September 28, 1998 to the Company's 1987 Stock Option
      Plan filed as Exhibit to and incorporated herein by reference from, the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1998 (File No. 0-23402).
10.2 Form of Incentive Stock Option Agreement for use under the 1987 Stock Option Plan, as amended, previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Company's Registration Statement on Form S-8 filed August 15, 1996 (Reg. No. 333-10231).
10.3 Form of Non-Qualified Stock Option Agreement for use under the 1987 Stock Option Plan, as amended, previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Company's Registration Statement on Form S-8 filed August 15, 1996 (Reg. No. 333-10231).
10.4 Form of the Company's 1990 Director Stock Option Plan, as amended July 29, 1996 and February 24, 1997, previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1996 (File No. 0-23402).
10.5 Form of Employment Agreement dated February 26, 1996 with John M. Bond, Jr., previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Company's Annual Report on Form 10-KSB for fiscal year ended December 31, 1995 (File No. 0-23402).
10.5a Amendment dated December 18, 1997 to the employment agreement dated
      February 26, 1996 with John M. Bond, Jr., previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1997 (File No. 0-23402).
10.6 Form of Employment Agreement dated February 26, 1996 with Michael T. Galeone, previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Company's Annual Report on Form 10-KSB for fiscal year ended December 31, 1995 (File No. 0-23402).
10.6a Amendment dated December 16, 1997 to the employment agreement dated February 26, 1996 with Michael T. Galeone, previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1997 (File No. 0-23402).
10.7 Form of Employment Agreement dated February 27, 1996 with Charles C. Holman, previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Company's Annual Report on Form 10-KSB for fiscal year ended December 31, 1995 (File No. 0-23402).
10.7a Amendment dated December 16, 1997 to the employment agreement dated February 27, 1996 with Charles C. Holman, previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1997 (File No. 0-23402).
10.8 Form of Employment Agreement dated February 26, 1996 with John A. Scaldara, Jr., previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Company's Annual Report on Form 10-KSB for fiscal year ended December 31, 1995 (File No. 0-23402).
10.8a Amendment dated December 16, 1997 to the employment agreement dated February 26, 1996 with John A. Scaldara, Jr. previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Company's Annual Report on Form 10-KSB for fiscal year ended December 31, 1997 (File No. 0-23402).
10.9 Form of Employment Agreement dated February 26, 1999 with Robert W. Locke, previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1998 (File No. 0-23402).
10.10 Deferred Compensation Plan dated September 27, 1996, as amended December 30, 1996, and February 24, 1997, including addendums thereto, previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1996 (File No. 0-23402).
10.11 Data Processing agreements by and between the Bank and M&I Data Services, Inc., including addendums thereto, previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1996 (File No. 0-23402).
10.12 Form of the Company's 1997 Stock Option Plan, previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Company's Registration Statement on Form S-8 filed July 29, 1997 (Reg. No. 333-10231).
10.12a Amendment dated September 26, 1998 to the Company's 1997 Stock Option
       Plan previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1998 (File No. 0-23402).
10.13  Form of Board Chairman's Services Agreement with Winfield M. Kelly, Jr.*
10.14  Form of Employment Agreement with Stephen A. Horvath.*
10.15 Columbia Bancorp Stock Option Agreement with Suburban Bancshares, dated September 28, 1999 (included as Appendix D to the proxy statement/prospectus).*

10.16 Suburban Bancshares Stock Option Agreement with Columbia Bancorp, dated September 28, 1999 (included as Appendix E to the proxy statement/prospectus).*
10.17 Columbia Bancorp Support Agreement with Suburban Bancshares (included as Appendix B to the proxy statement/prospectus).*
10.18 Suburban Bancshares Support Agreement with Columbia Bancorp (included as Appendix C to the proxy statement/prospectus).*
13.1 Form 10-K for Columbia Bancorp for the year ended December 31, 1998 (incorporated by reference to the Form 10-K filed by Columbia Bancorp on March 30, 1999).
13.2 Form 10-Q for Columbia Bancorp for the quarter ended September 30, 1999 (incorporated by reference to the Form 10-Q filed by Columbia Bancorp on November 15, 1999).
13.3 Form 10-K for Suburban Bancshares for the year ended December 31, 1998 (incorporated by reference to the Form 10-K filed by Suburban Bancshares on March 24, 1999).
13.4 Form 10-K/A for Suburban Bancshares for the year ended December 31, 1998 (incorporated by reference to the Form 10-K/A filed by Suburban Bancshares on April 27, 1999).
13.5 Form 10-Q for Suburban Bancshares for the quarter ended September 30, 1999 (incorporated by reference to the Form 10-Q filed by Suburban Bancshares on November 5, 1999).
21.1 List of Subsidiaries of the Company, previously filed with the Commission as an Exhibit to, and incorporated herein by reference from, the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1998 (File No. 0-23402).
23.1   Consent of Stegman & Company.*
23.2   Consent of KPMG LLP.*
23.3 Consent of Piper Marbury Rudnick & Wolfe LLP (included in Exhibits 5.01 and 8.01 hereto).*
23.4   Consent of Austin Financial Services, Inc.*
23.5   Consent of Danielson Associates Inc.*
24.1   Powers of Attorney.*
99.1   Form of proxy card for Columbia Bancorp stockholders.**
99.2   Form of proxy card for Suburban Bancshares stockholders.**
99.3 Opinion of Austin Financial Services, Inc. (included as Appendix F to the proxy statement/prospectus).*
99.4 Opinion of Danielson Associates Inc. (included as Appendix G to the proxy statement/prospectus).*
________________________
 *   Previously filed.
 **  Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Columbia, State of Maryland, on December 29, 1999.

                                    Columbia Bancorp



                                    By:  /s/ James R. Moxley, Jr.
                                      ---------------------------
                                      James R. Moxley, Jr.
                                      Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities on the dates indicated.


         Signature                      Title                                         Date
         ---------                      -----                                         ----
/s/ James R. Moxley, Jr.      Chairman of the Board                              December 29, 1999
----------------------------
James R. Moxley, Jr.

/s/ John M. Bond, Jr.         President and Chief Executive Officer              December 29, 1999
----------------------------  (Principal Executive Officer)
John M. Bond, Jr.

/s/ John A. Scaldara, Jr.     Executive Vice President, Finance and              December 29, 1999
----------------------------  Administration and Chief Financial Officer
John A. Scaldara, Jr.         (Principal Financial and Accounting Officer)

*                             Director                                           December 29, 1999
----------------------------
Herschel L. Langenthal

                              Director                                           December 29, 1999
----------------------------
Anand S. Bhasin

*                             Director                                           December 29, 1999
----------------------------
Gannett Y. Clark, Jr.

*                             Director                                           December 29, 1999
----------------------------
Hugh F.Z. Cole, Jr.

                              Director                                           December 29, 1999
----------------------------
G. William Floyd

*                             Director                                           December 29, 1999
----------------------------
William L. Hermann

*                             Director                                           December 29, 1999
----------------------------
Charles C. Holman

*                             Director                                           December 29, 1999
----------------------------
Harry L. Lundy, Jr.

*                             Director                                           December 29, 1999
----------------------------
Richard E. McCready

*                             Director                                           December 29, 1999
----------------------------
James R. Moxley III

*                             Director                                           December 29, 1999
----------------------------
Mary S. Scrivener

*                             Director                                           December 29, 1999
----------------------------
Maurice M. Simpkins

*                             Director                                           December 29, 1999
----------------------------
Robert N. Smelkinson

*                             Director                                           December 29, 1999
----------------------------
Theodore G. Venetoulis

*By: /s/ John A. Scaldara, Jr.
    --------------------------
    John A. Scaldara, Jr.
    Attorney-in-fact

                                 EXHIBIT INDEX

 5.1 Opinion of Piper Marbury Rudnick & Wolfe LLP re: legality.**

 8.1 Opinion of Piper Marbury Rudnick & Wolfe LLP re: tax matters.**

23.3 Consent of Piper Marbury Rudnick & Wolfe LLP (included in Exhibit 5.01 and
     8.01 hereto). **

99.1 Form of proxy card for Columbia Bancorp stockholders. **

99.2 Form of proxy card for Suburban Bancshares stockholders. **
________________________
** Filed herewith.

                                      -7-